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                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                Lincoln New York Account N for Variable Annuities

                     Lincoln ChoicePlus AssuranceSM (Bonus)

     Supplement dated February 22, 2008 to the Prospectus dated May 1, 2007


This Supplement outlines certain changes to your Lincoln ChoicePlus AssuranceSM (Bonus) prospectus. It is for informational purposes only. No action is required on your part.

The Contracts - Guaranteed Income Benefit with i4LIFE(R) Advantage. The total charges for the i4LIFE(R) Advantage death benefits with Guaranteed Income Benefit listed on page 45 of your prospectus are corrected as follows: i4LIFE(R) Advantage Account Value death benefit: 2.40%; i4LIFE(R) Advantage Guarantee of Principal death benefit: 2.45%; i4LIFE(R) Advantage EGMDB: 2.70%.

The Contracts - 4LATER(R) Guaranteed Income Benefit. The total charges for the i4LIFE(R) Advantage death benefits with 4LATER(R) Guaranteed Income Benefit listed on page 49 of your prospectus are corrected as follows: i4LIFE(R) Advantage Account Value death benefit: 2.40%; i4LIFE(R) Advantage EGMDB: 2.70%.



                Please keep this Supplement for future reference.